JUNIOR SUBORDINATED NOTE AGREEMENT

         THIS JUNIOR SUBORDINATED NOTE AGREEMENT (the "Agreement") is made and entered into as of this 30th day of April, 1998 by and among GENERAL TEXTILES, a California corporation (the "Company"), AMERICAN ENDEAVOUR FUND LIMITED, a Jersey corporation ("Endeavour"), and LONDON PACIFIC LIFE & ANNUITY COMPANY, a North Carolina joint stock life insurer ("London Pacific"). Endeavour and London Pacific shall sometimes be referred to herein collectively as the "Noteholders."


                                     RECITAL

         The Company and the Noteholders have entered into a Note Exchange Agreement in which they have agreed that the Company will issue, among other things, a total of $17,335,097.65 principal amount of Notes to the Noteholders in exchange for a total of $17,335,097.65 principal amount of the Company's Junior Subordinated Reorganization Notes.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any extension of credit by the Noteholders to or on behalf of the Company heretofore, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                                     ARTICLE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

         "Actual Knowledge" means the actual knowledge of any executive officer of the Company; provided, however, that each executive officer of the Company shall be deemed to have actual knowledge of any fact that would have come to such officer's attention if he or she had exercised reasonable care in performing his or her duties, given the nature of his or her duties and the Company's business and organization.

         "Affiliate" means (i) any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, (ii) any spouse, immediate family member or other relative, provided such individual has the same principal residence, of any Person described in clause (i) above,
(iii) any trust in which any Person described in clauses (i) or (ii) above has a beneficial interest, and (iv) any corporation or other organization of which the Persons described in clauses (i) or (ii) above individually or collectively own a general partnership interest or equity securities or trust certificates with more than five percent (5%) of the total voting power for the election of directors or persons exercising similar authority of such corporation or other organization; provided, however, that the term Affiliate shall not include any wholly owned subsidiary of the Company. For this purpose, "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "Board of Directors" means the Board of Directors of the Company or any committee of the Board authorized to act for it.

         "Business Day" means any day other than a Legal Holiday.

         "Company" means General Textiles, a California corporation, and its successors and assigns.

         "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Debtors' Laws.

         "Debtors' Laws" means all applicable liquidation, conservatorship, bankruptcy, moratorium, fraudulent conveyance, arrangement, receivership, insolvency, reorganization or similar laws or general equitable principles from time to time in effect affecting the rights of creditors generally.

         "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

        "Endeavour" means American Endeavour Fund Limited, a Jersey corporation.

         "Event of Default" has the meaning assigned to such term in Section
5.01 hereof.

         "Factory 2-U" means Factory 2-U, Inc., a Delaware corporation which, at the date of this Agreement, is wholly owned by Family Bargain.

         "Family   Bargain"  means  Family  Bargain   Corporation,   a  Delaware
corporation which, at the date of this Agreement, is the sole stockholder of the Company.

         "Indebtedness" means, with respect to any Person and without duplication, all: (i) liabilities or obligations, direct and contingent, matured or unmatured, liquidated or unliquidated, including, without limitation, trade debt; (ii) liabilities or obligations of others for which such Person is directly or indirectly liable, by way of guaranty (whether by direct guaranty, suretyship, discount, endorsement, take-or-pay agreement, agreement to purchase or advance or keep in funds or other agreement having the effect of a guaranty) or otherwise; (iii) liabilities or obligations secured by liens on any assets of such Person, whether or not such liabilities or obligations shall have been assumed by it; and (iv) liabilities or obligations of such Person, direct or contingent, with respect to letters of credit issued for the account of such Person and bankers' acceptances created for such Person, whether now in existence or hereafter incurred; and (v) the Notes and the Subordinated Notes.

         "IRS" means the United States Internal Revenue Service.

         "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions are not required to be open in New York, New York or San Diego, California.

         "London Pacific" means London Pacific Life & Annuity Company, a North Carolina joint stock life insurer.

         "Maturity Date" means May 28, 2005.

         "Noteholders" has the meaning assigned to such term in the preamble to this Agreement.

         "Notes" means the Company's Junior Subordinated Notes, which Notes shall be substantially in the form set forth in Exhibit A attached hereto and made a part hereof, and "Note" shall mean any one of the Notes.

         "Officer" means the Chairman of the Board, the President, any Vice-President, the Treasurer or the Secretary of the Company.

         "Officers' Certificate" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer or an Assistant Secretary of the Company.

         "Person" means any individual, corporation, partnership, joint venture,
association,   joint-stock  company,  trust,  unincorporated  organization,   or
government or any agency or political subdivision thereof.

         "Senior Indebtedness" means the principal of and premium, if any, on all Indebtedness of the Company, whether outstanding on the date hereof or hereafter incurred or created, for money borrowed from banks, insurance companies or other companies engaged in lending money as a regular part of their business, other than (i) the Notes, and (ii) any indebtedness of Family Bargain which becomes Indebtedness of the Company solely because of a merger of Family Bargain and the Company.

         "Subordinated Notes" means the Subordinated Notes due 2003 in the aggregate principal amount of $3,250,000 issued by the Company in exchange for $4,900,000 principal amount of its Subordinated Reorganization Notes.

                                     ARTICLE 2.

                                    THE NOTES

         SECTION 2.01 The Junior Subordinated Notes. The Company is authorized to execute and deliver Junior Subordinated Notes (each a "Note" and collectively the "Notes"), substantially in the form of Exhibit A attached hereto and made a part hereof. The Notes shall have an aggregate principal amount of not more than Seventeen Million Three Hundred Thirty-Five Thousand Ninety-Seven Dollars and Sixty-Five Cents ($17,335,097.65).

         SECTION 2.02 Interest. The Notes shall not bear interest, except as provided in Section 2.05.

         SECTION 2.03 Payments of Principal. The Company will be required to pay the principal of each Note in installments as follows:

                    ------------------------ ----------------------------------
                    Principal Payment        Percentage of Original
                           Date              Principal Amount to be Paid
                    ------------------------ ----------------------------------
                    ------------------------ ----------------------------------
                    December 31, 1999        5.768644%
                    December 31, 2000        5.768644%
                    December 31, 2001        11.537287%
                    December 31, 2002        11.537287%
                    December 31, 2003        17.305931%
                    December 31, 2004        17.305931%
                    Maturity Date            30.776276%
                                             ----------
                                             100.000000%
                    ------------------------ ----------------------------------

The Notes will mature on the Maturity Date and all principal and interest (if any) which has not been paid prior to the Maturity Date will be due and payable on the Maturity Date.

         SECTION 2.04 Prepayment. The Company may prepay all or any portion of the principal of the Notes at any time without prepayment penalty or premium. If fewer than all of the Notes are to be prepaid, the Company shall allocate the total principal amount to be prepaid pro rata as nearly as practicable among the Notes based on the outstanding principal balances thereof. Any Note which is to be prepaid only in part shall be surrendered to the Company (with, if the Company so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company duly executed by, the holder of such Note or its attorney duly authorized in writing), and the Company shall execute for the holder of such Note a new Note equal in principal amount to the unprepaid portion of the Note surrendered and identical to the Note surrendered in all other respects.

         SECTION 2.05 Overdue Payments; Business Days. If any principal amount of any of the Notes is not paid when due, then interest shall accrue on the entire Note outstanding from the date such sum is due until paid at the rate of ten percent (10%) per annum, compounded quarterly, or at the maximum rate permitted by law, whichever is less. Interest shall be calculated on the basis of the actual number of days elapsed in a year of 360 days from the last day on which interest was paid (or if no interest has been paid, from the day on which interest began to accrue). Whenever any payment of principal or interest on any of the Notes shall be stated to be due, or whenever any date specified in this Agreement or in any of the Notes would otherwise occur on a Legal Holiday, such payment shall be made, and such other date shall occur, on the next succeeding Business Day. Any such extension of time shall be included in the computation of interest payable.

                                     ARTICLE 3.

                             SUBORDINATION OF NOTES

         SECTION 3.01 Agreement to Subordinate. The Company agrees, and each holder of Notes, by accepting Notes, agrees, that all Notes shall be issued subject to the provisions of this Article 3 and each holder of a Note, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to and shall be bound by such provisions.

         All Notes, to the extent and in the manner set forth in this Article 3, shall be subordinated and subject in right of payment to the prior payment in full of the principal of, premium, if any, on and interest on all Senior Indebtedness.

         SECTION 3.02 No Payment on Notes if Senior Indebtedness in Default. In addition to the restrictions set forth in Section 2.03 hereof, no payment on account of the principal of, or interest on, the Notes shall be made if, at the time of such payment or immediately after giving effect thereto, (a) there shall exist a default in the payment of principal, premium, if any, sinking funds, or interest with respect to any Senior Indebtedness, or (b) there shall have occurred any other event of default (of which the Company shall have received notice from any holder or trustee with respect to any Senior Indebtedness) relating to any Senior Indebtedness, as defined therein or in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof, and such event of default shall not have been cured or waived or shall not have ceased to exist. In the event that the Notes are declared due and payable before their expressed maturity because of the occurrence of an Event of Default, the holders of Senior Indebtedness shall be entitled to receive payment in full of all principal (and premium, if any) and interest with respect to such indebtedness before the holders of the Notes shall be entitled to receive any payment on account of principal or otherwise.

         SECTION 3.03 Priority of Senior Indebtedness upon Distribution of Assets. Upon any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors in the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or to its property, or upon any such payment in the event of proceedings for voluntary or involuntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, all principal, premium, if any, and interest due or to become due upon all Senior Indebtedness shall first be paid in full, or payment thereof duly provided for, before any payment is made on account of the Indebtedness evidenced by the Notes. Upon any such proceedings (but subject to the power of a court of competent jurisdiction to make other equitable provision with respect to the rights of the holders of any Senior Indebtedness and the holders of the Notes pursuant to a lawful plan of reorganization under applicable Debtors'
Laws) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holders of the Notes would be entitled, except for the provisions of this Article 3, shall be paid or delivered by the Company or by any Custodian or other Person making such payment or distribution, or by the holders of the Notes if received by them or it, directly to the holders of Senior Indebtedness (pro rata to each such holder on the basis of the respective amounts of Senior Indebtedness held by such holder) or their representatives to the extent necessary to pay all Senior Indebtedness in full after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the holders of the Notes.

         In the event that,  notwithstanding  the  foregoing  provisions of this
Section 3.03, any such payment or distribution of property or securities, shall be received by the holders of the Notes before all Senior Indebtedness is paid in full, or provision made for such payment, in accordance with its terms, such payment or distribution shall be held for the benefit of, and shall be paid over or delivered to, the holders of such Senior Indebtedness or their representatives, as their respective interests may require, ratably as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all such Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

         SECTION 3.04 Notice to Holders of Notes of Specified Events; Reliance on Certificate of Liquidating Agent. The Company shall give prompt written notice to the registered holders of the Notes of any proceedings of the type specified in Section 3.03. The holders of the Notes shall be entitled to assume that no such event has occurred unless the Company or any one or more holders of Senior Indebtedness or any trustee therefor or any other Person has given such notice to the registered holders of the Notes. Upon any payment or distribution of assets of the Company referred to in this Article 3, the registered holders of the Notes shall be entitled to rely upon a certificate of the Custodian or other Person making such payment or distribution, delivered to such holders, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article
3. In the event that any holder of the Notes determines, in good faith, that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payments or distribution pursuant to this Article 3, such holder may request such Person to furnish evidence to the reasonable satisfaction of such holder as to the amount of Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Article 3, and if such evidence is not furnished, such holder may defer any payment to such Person pending judicial determination as to the right of such person to receive such payment.

         SECTION 3.05 Subrogation of Notes. Subject to the payment in full of the principal of, premium, if any, on and interest on all Senior Indebtedness, the holders of the Notes shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company made on the Senior Indebtedness paid in full. For the purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property, or securities to which the holders of the Notes would be entitled except for the provisions of this Article 3 shall, as between the Company and the holders of the Notes, be deemed to be a payment by the Company to or on account of Senior Indebtedness, it being understood that the provisions of this Article 3 are and are intended solely for the purpose of defining the relative rights of the holders of the Notes, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

         SECTION  3.06  Obligation  to Pay Not  Impaired.  Except as provided in
Section 2.03 hereof, nothing contained in this Article 3 or elsewhere in this Agreement, or in the Notes, is intended to or shall impair as among the Company and the holders of the Notes, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Notes the outstanding principal amount of the Notes, as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the holders of the Notes nor shall anything herein or therein prevent the holders of the Notes from exercising, subject to the terms hereof, all remedies otherwise permitted by applicable law upon the occurrence of an Event of Default under this Agreement, subject to the rights, if any, under this Article 3 of the holders of the Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

                                     ARTICLE 4.

                                    COVENANTS

         SECTION 4.01 Corporate Existence. The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence; provided, however, that the Company shall not be required to preserve any right or privilege if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the holders of the Notes.

         SECTION 4.02 Payment of Taxes. The Company will pay or discharge or cause to be paid or discharged, (i) all taxes, assessments and governmental charges levied or imposed upon the Company or upon the income, profits or property of the Company; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment or charge which is being contested in good faith by appropriate proceedings.

         SECTION 4.03 Limitation on Dividends. Until the Notes are paid in full, the Company will not pay dividends or make other distributions with regard to its outstanding stock of any class, unless the holders of two-thirds in aggregate principal amount of the Notes outstanding consent, except that if all or a portion of the principal of the Subordinated Notes due 2003, issued under an Indenture between General Textiles and IBJ Schroeder Bank & Trust Company, held by Family Bargain on April 30, 1998 ("FB 2003 Notes") are eliminated or satisfied without payment by the Company (whether because that principal is contributed to the Company, because of a merger of the Company and Family Bargain or otherwise), the Company may at any time when (i) all the Subordinated Notes have been paid in full and (ii) no Event of Default has occurred and is continuing, without the consent of any holders of Notes, declare dividends or make other distributions to stockholders in an amount not exceeding (a) in any year, $4 million and (b) in total, the amount of the principal of FB 2003 Notes which is eliminated or satisfied without payment by the Company. This Section
4.03 will not prevent the Company from making payments to a parent which files a consolidated Federal or state income tax return for an affiliated group which includes the Company equal to the Federal or state income taxes the Company would have had to pay if it had filed a separate return, and those payments will not be treated as dividends or other distributions to stockholders.

         SECTION 4.04 Compliance Certificate. The Company shall deliver to the holders of the Notes within 105 days after the end of each fiscal year of the Company an Officers' Certificate stating that, after a review of the activities of the Company during such period and of the Company's performance under this Agreement, whether or not, to the best knowledge of the signers thereof based on such review, there has been any Default or Event of Default by the Company in performing any of its obligations under this Agreement or the Notes. If they do know of any such Default or Event of Default, the certificate shall describe the Default or Event of Default and its status.

         SECTION 4.05 Notice of Default. In the event that any Default under this Agreement shall occur, the Company will give prompt written notice of such Default to each registered holder of the Notes, specifying the nature and status of such default and the steps which the Company has taken or proposes to take in order to cure such Default.

         SECTION 4.06 Reports. The Company shall (i) within forty-five (45) days of the close of each fiscal quarter of the Company cause to be furnished to each registered holder of the Notes a copy of its consolidated balance sheet, income statement and cash flow statement for the preceding fiscal quarter, each prepared in accordance with generally accepted accounting principles applied on a consistent basis and (ii) if the Company becomes required to file reports with the Securities and Exchange Commission, within ten (10) days after the Company files a report with the Securities and Exchange Commission, the Company will furnish a copy of that report to each registered holder of Notes.

                                     ARTICLE 5.

                              DEFAULTS AND REMEDIES

         SECTION 5.01 Events of Default. An "Event of Default" occurs if: the Company defaults in the payment of any installment of the principal or interest of any Note when the same becomes due and payable;

                           the Company fails to observe or perform in any material respect any of its covenants or agreements in the Notes or this Agreement, which failure continues for a period of 60 days after the earlier of (i) the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the holders of at least twenty-five percent (25%) in aggregate principal amount of the Notes at the time outstanding or
         (ii)Ethe date on which the Company had Actual Knowledge of such failure;

                           the  Company  commits  a  default  under  any  Senior
         Indebtedness and as a result the obligation of the Company to pay principal or interest with regard to any of that Senior Indebtedness is accelerated so that it becomes due and payable prior to the date on which it would otherwise have been due and payable, and that acceleration is not rescinded or annulled within 30 days after the date on which the Company had Actual Knowledge of the acceleration; provided that if an event of default under Senior Indebtedness is cured or waived, any Event of Default under this Section 5.01(c) relating to the event of default under the Senior Indebtedness, and any Event of Default under Section 5.01(a) because of failure to make an accelerated payment of principal or a payment of interest which becomes due solely because of the Event of Default under this Section 5.01(c), will be deemed to have been cured at the same time the event of default under the Senior Indebtedness is cured or waived, without any action by any holders of Notes.

                           the entry of an order for relief  under any  Debtors'
         Laws  against  the  Company  by  any  bankruptcy   court  of  competent
         jurisdiction which shall

                                   approve as properly filed a petition seeking
         reorganization, arrangement, adjustment or composition;

                            appoint a Custodian for any part of its property; or

                                    order the  dissolution of the Company or the
                  winding up or liquidation of its affairs and such order remains unstayed and in effect for a period of thirty (30) consecutive days;

                           the appointment of a Custodian for all or any substantial part of the property of the Company, and such appointment shall continue unstayed and in effect for a period of thirty (30) consecutive days; and

                           the entry of judgment by a court of competent jurisdiction against the Company and the scheduling of a sale of any substantial part of the Company's property which is not stayed prior to the scheduled date of such sale.

         SECTION 5.02 Acceleration. If an Event of Default occurs and is continuing or has occurred and has continued for a period of not less than three
(3) months without having been waived, remedied or cured, the holders of not less than two-thirds in principal amount of the Notes, or, in the case of an Event of Default specified in Section 5.01(a) hereof, the holder of any of the Notes, by notice to the Company, may declare the principal of the Notes to be due and payable, and upon such declaration, the principal of the Notes shall be due and payable immediately, provided that with regard to an Event of Default of the type described in Section 5.01(c) or (d), the principal of the Notes will become immediately due and payable when the Event of Default occurs, without the passage of three (3) months time and, as to an Event of Default of the type described in Section 5.01(d), without notice from, or any other action on the part of, the holders of the Notes. The holders of not less than two-thirds of the principal amount of the Notes may rescind an acceleration and its consequences by notice to the Company if the rescission would not conflict with any judgment or decree and if each outstanding Event of Default has been cured or waived except, unless theretofore cured, nonpayment of principal that has become due solely because of the acceleration. No such rescission shall affect any subsequent Default or impair any right or remedy with respect thereto.

         SECTION 5.03 Other Remedies. Notwithstanding any other provision of this Agreement, if an Event of Default occurs and is continuing and the Notes have been accelerated in accordance with Section 5.02 above, the holder of any of the Notes may pursue any available remedy by proceeding at law or in equity to collect the payment of the principal of the Notes or to enforce the performance of any provision of the Notes or this Agreement.

         The holder of any of the Notes may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by any or all of the holders of the Notes in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All remedies are cumulative.

         In case any or all of the holders of the Notes shall have proceeded to enforce any rights under this Agreement and such proceedings shall have been discontinued or abandoned because of rescission or annulment or for any other reason or shall have been determined adversely to the holders who participated in such proceedings, then in every such case the Company and the holders of the Notes shall, subject to any determination in such proceeding, be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company and the holders of the Notes shall continue as though no such proceeding had been taken.

                                     ARTICLE 6.

                                  MISCELLANEOUS

         SECTION 6.01 Successors and Assigns in General. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer its rights hereunder or any interest herein or delegate its duties hereunder (other than in a merger or other combination of the type described in Section 4.01) without the prior written consent of the holders of the Notes. Each holder of the Notes may assign, pledge or transfer all or any portion of its Notes or its rights hereunder to the extent permitted by law, including state and federal securities laws. In the event of any such assignment, pledge or transfer, such assignee shall, to the extent provided in such assignment, pledge or transfer, be entitled to exercise the rights of the holder of a Note making such assignment, pledge or transfer and shall be deemed a holder of a Note under this Agreement.

         SECTION 6.02 Further Assurance. The Company shall, from time to time at the request of any holder of a Note, execute and deliver to such holder or to such Person or Persons as such holder may designate, any and all further instruments as may in the reasonable opinion of such holder be necessary to give full force and effect to any transfer or assignment contemplated by Section 6.01, and shall provide to such holder or to such Person or Persons as such holder may designate, all such information as such holder may reasonably request.

         SECTION 6.03 No Waiver. No delay, failure or discontinuance of any holder of any of the Notes, in exercising any right, power or remedy under this Agreement or any of the Notes shall affect or operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any such right, power or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver, permit, consent or approval of any kind by any holder of any of the Notes, of any breach of or default under this Agreement or any of the Notes must be in writing and shall be effective only to the extent set forth in such writing.

         SECTION 6.04 Set-Off. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the first occurrence and during the continuance of any Event of Default (after the giving of any notice and the expiration of any grace period contained in the definition thereof), any holder of any of the Notes is hereby authorized by the Company at any time or from time to time, without notice to the Company, or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply to any and all Indebtedness at any time held or owing by such holder to or for the credit or the account of the Company, against and on account of the obligations and liabilities of the Company to such holder under this Agreement and the Notes, including, but not limited to, all claims of any nature or description arising out of or connected with this Agreement or the Notes irrespective of whether or not (a) such holder shall have made any demand hereunder, or (b) such holder shall have declared the principal of and interest on the Notes and other amounts due hereunder to be due and payable, and although said obligations and liabilities, or any of them, may be contingent or unmatured.

         SECTION 6.05 Notices. Any notice or other communication provided for or permitted hereunder, in order to be effective, shall, unless otherwise stated herein, be in writing or by telex, telegram, telecopy or cable and mailed or sent or delivered, as to each party hereto, at its address set forth in this
Section 6.05 or at such other address as shall be designated by such party in a written notice to the other parties hereto as provided hereunder. All notices and communications shall be effective, in the case of written notice, (i) when delivered by hand, (ii) five days after having been given by certified mail, return receipt requested, (iii) when delivered to the telegraph company in the case of telegraphic notice, (iv) when sent in the case of telex or telecopied notice, or (v) three Business Days after deposit with a recognized overnight delivery service. The addresses of the parties hereto are as follows:

THE COMPANY:              GENERAL TEXTILES
                                4000 Ruffin Road
                               San Deigo, CA 92123
                              Attention: President
                            Telecopier (619) 637-4180

NOTEHOLDERS:              AMERICAN ENDEAVOUR FUND LIMITED
                              c/o Kleinwort Benson (US) Asset Managers LLC
                                                75 Wall Street, 24th Floor
                                                New York, New York  10005
                                                Attention: Richard H. Wolf
                                                Telecopier: (212) 429-3099

                          With a copy to:

                                Greenberg Traurig Hoffman Lipoff Rosen & Quentel
                                                MetLife Building
                                                200 Park Avenue, 15th Floor
                                                New York, New York  10166
                                                Attn:  Spencer G. Feldman, Esq.
                                                Facsimile:  (212) 801-6400

                                LONDON PACIFIC LIFE & ANNUITY COMPANY
                                                3109 Poplarwood Court, Suite 108
                                                Raleigh, North Carolina 27604
                                                Attention: Susan Y. Gressel
                                                Telecopier: (919) 981-2797

                          with copies to:

                                BERKELEY INTERNATIONAL CAPITAL CORPORATION
                                650 California Street
                                   Suite 2800
                                San Francisco, California 94108
                                Attn: John W. Quarterman, Esq.
                                Telecopier: (415) 249-0553

Any notice delivered to an address outside the United States of America shall be duplicated by counterpart telex or telecopy.

         SECTION 6.06 Cost, Expenses and Attorney's Fees. The Company shall promptly reimburse each holder of the Notes for all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees expended or incurred by such holder in the enforcement of this Agreement or any of the Notes, actions for declaratory relief in any way related to this Agreement or any holder of the Notes or the collection of any sum which becomes due to such holder on any of the Notes or pursuant to this Agreement.

         SECTION 6.07 Entire Agreement, Amendment. The Notes and this Agreement constitute the entire agreement between the Company and the persons who from time to time are holders of Notes with respect to the subject matter hereof and thereof; supersede all prior negotiations, communications, discussions and correspondence concerning the subject matter hereof and thereof; and may be amended or modified, or any provision hereof may be waived, or any acceleration rescinded, only with the written consent of the holders of two-thirds of the principal amount of the Notes then outstanding, except that no such amendment or modification shall become effective if it extends the maturity or reduces the rate of interest payable with respect to the Notes, alters the terms of payment of the principal or interest under the Notes, or reduces the percentage of holders of principal amount of the Notes necessary to approve modifications or amendments to this Agreement without the consent of each holder of the Notes affected thereby.

         SECTION 6.08 Time. Time is of the essence of each and every provision of this Agreement and the Notes.

         SECTION 6.09 Good Faith and Fair Dealing. The Company agrees to perform its obligations under this agreement and the Notes in good faith and in the spirit of fair dealing.

         SECTION 6.10 Severability of Provisions. If any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or any remaining provisions of this Agreement.

         SECTION 6.11 Governing Law. This Agreement and the Notes shall be governed by and construed in accordance with the substantive laws of the State of New York.

         SECTION 6.12 Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument. All counterparts shall be considered an original of this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Junior Subordinated Note Agreement to be executed as of the date first above written.

THE COMPANY:                      GENERAL TEXTILES, a California corporation

                                     By: /s/ Jonathan W. Spatz
                                     Its: Executive Vice President


ENDEAVOUR:                        AMERICAN ENDEAVOUR FUND LIMITED,
                                  a Jersey corporation (Involuntary Liquidation)

                                     By:
                                     Its: Liquidator

LONDON PACIFIC:                   LONDON PACIFIC LIFE & ANNUITY COMPANY,
                                  a North Carolina joint stocklife insurer

                                     By: /s/ Susan Y. Gressel
                                     Its: V.P. & Treasurer